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                                                                    Exhibit 10.2

                           SEPARATION AGREEMENT


            The parties to this Agreement (the "Agreement"), entered into this 18th day of September 2000 are Neal K. Aronson ("Employee") and U.S. Franchise Systems, Inc. (the "Company").

            The Company, SDI, Inc., USFS Acquisition Co. ("Newco"), HSA Properties, Inc. and Meridian Associates, L.P., have entered into an Acquisition Agreement dated as of September 18, 2000 (the "Acquisition Agreement"), contemplating, among other things, an offer by Newco to purchase shares of Common Stock of the Company.

            Employee and the Company are parties to (a) the Employment Agreement made as of October 1, 1995, as amended by the Amendment to Employment Agreement made as of January 15, 1997 (as amended, the "Employment Agreement") and (b) an Indemnification Agreement dated as of November ___, 1996 (the "Indemnification Agreement"). Subject to the completion of the Offer, the parties have agreed that Employee's employment with the Company shall end on the terms and conditions set forth herein.

            In consideration of the promises, mutual covenants and agreements contained in this Agreement, Employee and the Company agree as follows:

            1. Capitalized words used in this Agreement as defined terms shall have the meanings given to them in the Acquisition Agreement, unless otherwise defined herein.

            2. Notwithstanding any of the provisions contained herein, the Employee's obligations and resignations and releases in favor of the Company stated in this Agreement, and the Company's obligations and releases in favor of Employee as stated in this Agreement, shall cease to be effective if: (a) the Offer shall have expired in accordance with its terms without the acceptance for purchase of such number of shares, that together with the Company's shares owned by the Investors and its affiliates, represents a majority of the Company's outstanding shares, (b) the Offer shall have been terminated or withdrawn for any reason (other than a breach of any of Employee's obligations to the Company and/or the Investors), (c) the Acquisition Agreement is earlier terminated for any reason other than a breach of any of Employee's obligations to the Company and/or the Investors) in accordance with Article 9 thereof or otherwise, or (d) the Offer shall have been amended or otherwise modified in any material respect (other than the extension of the time for tenders of Shares), including, without limitation, to reduce the number of Shares which Newco is offering to purchase or the price at which Newco will purchase Shares pursuant thereto.

            3. Employee's employment pursuant to the Employment Agreement shall end effective as of the close of business on the date (the "Ending Date") sixty
(60) days after

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the date of acceptance of Shares for purchase pursuant to the Offer (the
"Completion Date"). From and after the Completion Date, Employee shall have no further authority to act as an officer or agent of the Company or otherwise bind the Company with respect to any obligation or undertaking, except to the extent expressly authorized by the Company's Chief Executive Officer after the Completion Date. Employee shall resign from any and all offices and positions he holds with the Company effective as of the Ending Date (except with respect to his position as a director, which resignation shall be effective as of the Completion Date). The Employment Agreement shall continue in effect through the Ending Date and Employee shall be entitled through such date to all salary, bonuses, expense reimbursement, property, medical insurance, dental insurance, life insurance, and other employment related benefits (other than severance, holiday pay, vacation pay, stock options and other compensation and benefits on or after the Ending Date by reason of the termination of Employee's employment or other events) provided for in the Employment Agreement through the Ending Date. If Employee resigns from the Company for any reason on or after the Completion Date and prior to the Ending Date, he shall nevertheless be entitled to receive all of the payments and other rights provided for on Schedule A (except that the payments provided in the preceding sentence shall be through the effective date of his resignation). For the purposes of calculating any bonus that accrues based on the number of franchises signed during any calendar quarter, Employee shall be entitled to the pro rata portion, calculated on a daily basis, based on the amount of the bonus the Employee would be entitled to if such Employee had remained employed by the Company for the full calendar quarter.

            4. After the Ending Date, the Company shall provide Employee with such compensation, payments and benefits as are described on Schedule A, incorporated by reference herein. Employee acknowledges and agrees that the payments and benefits specified in this Agreement are in full and complete satisfaction of any and all obligations of the Company to Employee on and after the Ending Date, for salary, severance pay, bonuses, expense reimbursement, property, holiday pay, vacation pay, stock options, medical insurance, dental insurance, life insurance, and other employment - related benefits to which Employee might otherwise be entitled. Employee acknowledges that a portion of the payments and benefits may be subject to any and all applicable withholding and other employment taxes. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges that Employee shall be entitled to
(i) have his 589,865 shares of Restricted Stock vested in accordance with
Section 2.5 of the Acquisition Agreement and (ii) receive the Merger Consideration for all of Employee's 589,865 shares of Restricted Stock at such time that holders of the Company's Class A Common Stock shall receive such Merger Consideration in accordance with Section 4.1(c) of the Acquisition Agreement.

            5. Notwithstanding any other provision of this Agreement, Employee, and his beneficiaries and dependents as applicable, shall retain his entitlement to: (a) any and all benefits to which he is entitled under the terms of any plan maintained or contributed to by the Company which is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, (b) any continuation of health or medical coverage at the Employee's, beneficiary's or dependent's expense, to the extent required by the relevant provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, (c) the rights to which Employee is entitled as of the Ending Date under any vested options not yet exercised under the Company's Amended

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and Restated 1996 Stock Option Plan or with respect to any Shares then owned by
Employee, and (d) the indemnification rights (and rights to maintenance of directors' and officers' insurance) to which Employee is entitled as a director or an officer of the Company or its Affiliates with respect to his services as such prior to the Ending Date to the fullest extent provided in the Company's certificate of incorporation, bylaws, Article 8 of the Acquisition Agreement, the Indemnification Agreement, or Section 10 of the Employment Agreement, each as in effect as of the date hereof. The Company confirms that the rights of Employee under clause (d) of this Section 5 shall extend to the Stockholder Litigation and any related lawsuits or similar litigation in accordance with the terms and conditions of such rights.

            6. Employee agrees to turn over to the Company on the Ending Date all confidential information, materials and tangible personal property of the Company, which are used in or pertain to the business of the Company, in each case that are within his possession or control on that date, it being understood that Employee shall not be precluded from retaining copies of information or materials that reasonably relate to Employee's compensation and benefits and other contractual rights or that Employee may reasonably require for personal tax purposes or for litigation purposes.

            7. After the Completion Date and until the Ending Date, Employee shall (a) continue to serve the Company in pursuit of an orderly transition of his duties, (b) make himself available, upon the request of the Company, to render services to the Company relevant to the transition of responsibilities of Employee to other employees of the Company and (c) receive compensation as provided in this Agreement.

            8. EFFECTIVE ON THE COMPLETION DATE, EMPLOYEE HEREBY RELEASES, FOREVER DISCHARGES AND COVENANTS NOT TO SUE THE COMPANY, ANY PREDECESSOR OR SUCCESSOR OF THE COMPANY, AND ANY AND ALL OF THEIR RESPECTIVE PAST OR PRESENT OFFICERS, DIRECTORS, SHAREHOLDERS, AGENTS, AND EMPLOYEES (ALL COLLECTIVELY, THE "RELEASED PARTIES"), FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTION, DEMANDS, CLAIMS, AGREEMENTS, PROMISES, DEBTS, LAWSUITS, LIABILITIES, RIGHTS, CONTROVERSIES, COSTS, EXPENSES AND FEES WHATEVER WITH RESPECT TO THE EMPLOYMENT AGREEMENT (COLLECTIVELY, "EMPLOYEE CLAIMS"), WHETHER ARISING IN CONTRACT, TORT OR ANY OTHER THEORY OF ACTION, WHETHER ARISING IN LAW OR EQUITY, WHETHER KNOWN OR UNKNOWN, CHOATE OR INCHOATE, MATURED OR UNMATURED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, ACCRUED OR UNACCRUED, ASSERTED OR UNASSERTED, FROM THE BEGINNING OF TIME UP TO THE COMPLETION DATE, EXCEPT FOR, IN EACH CASE, THOSE OBLIGATIONS OF THE COMPANY (a) CREATED BY OR ARISING OUT OF THIS AGREEMENT, OR TO THE EXTENT ARISING ON OR AFTER THE COMPLETION DATE AND PRIOR TO THE ENDING DATE, CREATED OR ARISING OUT OF THE EMPLOYMENT AGREEMENT (OTHER THAN RIGHTS TO COMPENSATION AND BENEFITS ON OR AFTER THE ENDING DATE BY REASON OF THE TERMINATION OF EMPLOYEE'S EMPLOYMENT OR OTHER EVENTS, WHICH EMPLOYEE IS RELEASING), (b) TO WHICH EMPLOYEE HAS RETAINED ENTITLEMENT UNDER SECTION 5 OF THIS

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AGREEMENT, CREATED BY OR ARISING OUT OF SECTION 10 OF THE EMPLOYMENT
AGREEMENT OR THE INDEMNIFICATION AGREEMENT OR (c) FOR SALARY AND BENEFITS ACCRUED UNDER THE EMPLOYMENT AGREEMENT AS OF THE ENDING DATE (OTHER THAN RIGHTS TO COMPENSATION AND BENEFITS ON OR AFTER THE ENDING DATE BY REASON OF THE TERMINATION OF EMPLOYEE'S EMPLOYMENT OR OTHER EVENTS, WHICH EMPLOYEE IS RELEASING). EMPLOYEE EXPRESSLY WAIVES THE BENEFIT OF ANY STATUTE OR RULE OF LAW WHICH, IF APPLIED TO THIS AGREEMENT, WOULD OTHERWISE PRECLUDE FROM ITS BINDING EFFECT ANY EMPLOYEE CLAIM AGAINST ANY RELEASED PARTY NOT NOW KNOWN BY EMPLOYEE TO EXIST. EXCEPT AS NECESSARY FOR EMPLOYEE TO ENFORCE THIS AGREEMENT, THIS AGREEMENT IS INTENDED TO BE A SPECIAL RELEASE AND A COVENANT NOT TO SUE THAT EXTINGUISHES ALL EMPLOYEE CLAIMS AND PRECLUDES ANY ATTEMPT BY EMPLOYEE TO INITIATE ANY LITIGATION AGAINST ANY RELEASED PARTY BASED ON EMPLOYEES CLAIMS. IF EMPLOYEE COMMENCES OR CONTINUES ANY EMPLOYEE CLAIM IN VIOLATION OF THIS AGREEMENT, THE RELEASED PARTY SHALL BE ENTITLED TO ASSERT THIS AGREEMENT AS A BAR TO SUCH ACTION OR PROCEEDING AND SHALL BE ENTITLED TO RECOVER ITS ATTORNEYS' FEES AND COSTS OF LITIGATION FROM THE PARTY COMMENCING OR CONTINUING THE EMPLOYEE CLAIM, INCLUDING REASONABLE COMPENSATION FOR THE SERVICES OF THE INTERNAL PERSONNEL OF THE RELEASED PARTY. EMPLOYEE IS NOT, HOWEVER, WAIVING ANY RIGHT OR CLAIM THAT MAY ARISE AFTER THE DATE THIS AGREEMENT IS EXECUTED.

            9. EFFECTIVE ON THE COMPLETION DATE, THE COMPANY HEREBY RELEASES, FOREVER DISCHARGES AND COVENANTS NOT TO SUE EMPLOYEE, FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTION, DEMANDS, CLAIMS, AGREEMENTS, PROMISES, DEBTS, LAWSUITS, LIABILITIES, RIGHTS, DUES, CONTROVERSIES, COSTS, EXPENSES AND FEES WHATEVER, WITH RESPECT TO THE EMPLOYMENT AGREEMENT OR EMPLOYEE'S SERVICE AS AN EMPLOYEE, DIRECTOR OR OFFICER OF THE COMPANY (COLLECTIVELY, "COMPANY CLAIMS"), WHETHER ARISING IN CONTRACT, TORT OR ANY OTHER THEORY OF ACTION, WHETHER ARISING IN LAW OR EQUITY, WHETHER KNOWN OR UNKNOWN, CHOATE OR INCHOATE, MATURED OR UNMATURED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, ACCRUED OR UNACCRUED, ASSERTED OR UNASSERTED, FROM THE BEGINNING OF TIME UP TO THE COMPLETION DATE, EXCEPT FOR, IN EACH CASE, THOSE OBLIGATIONS OF EMPLOYEE (a) CREATED BY OR ARISING OUT OF THIS AGREEMENT OR TO THE EXTENT ARISING AFTER THE COMPLETION AND PRIOR TO THE ENDING DATE, CREATED OR ARISING OUT OF THE EMPLOYMENT AGREEMENT, (b) THOSE OBLIGATIONS ARISING UNDER SECTION 7 OF THE EMPLOYMENT AGREEMENT AND SECTION 9 OF THE EMPLOYMENT AGREEMENT TO THE EXTENT IT RELATES TO SECTION 7 OF THE EMPLOYMENT AGREEMENT,
(c) ANY ACT OR OMISSION OF EMPLOYEE INVOLVING FRAUD, BREACH OF DUTY OF LOYALTY, OR ANY OTHER MATTER FOR WHICH HE MAY BE HELD LIABLE TO STOCKHOLDERS OF THE COMPANY OR LIABLE TO THE COMPANY IN A STOCKHOLDER DERIVATIVE

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CLAIM, (d) ANY ACT OR OMISSION NOT TAKEN OR MADE IN GOOD FAITH AND IN A MANNER
EMPLOYEE REASONABLY BELIEVES TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE COMPANY, OR (e) ANY CLAIM THE RELEASE OF WHICH BY THE COMPANY WOULD IMPAIR THE RIGHTS OF THE COMPANY OR ITS DIRECTORS AND OFFICERS UNDER THE COMPANY'S DIRECTORS' AND OFFICERS' INSURANCE. THE COMPANY EXPRESSLY WAIVES THE EMPLOYEE COVENANT NOT TO COMPETE IN SECTION 8(b) (1) OF THE EMPLOYMENT AGREEMENT. THE COMPANY EXPRESSLY WAIVES THE BENEFIT OF ANY STATUTE OR RULE OF LAW WHICH, IF APPLIED TO THIS AGREEMENT, WOULD OTHERWISE PRECLUDE FROM ITS BINDING EFFECT ANY COMPANY CLAIM AGAINST EMPLOYEE NOT NOW KNOWN BY THE COMPANY TO EXIST. EXCEPT AS NECESSARY FOR THE COMPANY TO ENFORCE THIS AGREEMENT, THIS AGREEMENT IS INTENDED TO BE A SPECIAL RELEASE AND A COVENANT NOT TO SUE THAT EXTINGUISHES ALL COMPANY CLAIMS AND PRECLUDES ANY ATTEMPT BY THE COMPANY TO INITIATE ANY LITIGATION AGAINST EMPLOYEE BASED UPON COMPANY CLAIMS. IF THE COMPANY COMMENCES OR CONTINUES ANY COMPANY CLAIM IN VIOLATION OF THIS AGREEMENT, EMPLOYEE SHALL BE ENTITLED TO ASSERT THIS AGREEMENT AS A BAR TO SUCH ACTION OR PROCEEDING AND SHALL BE ENTITLED TO RECOVER HIS ATTORNEYS' FEES AND COSTS OF LITIGATION FROM THE PARTY COMMENCING OR CONTINUING THE COMPANY CLAIM. THE COMPANY IS NOT, HOWEVER, WAIVING ANY RIGHT OR CLAIM THAT MAY ARISE AFTER THE DATE THIS AGREEMENT IS EXECUTED.

            10. Employee represents and warrants that Employee has not assigned or transferred, or purported to assign or transfer, to any person or entity, any Employee Claim or any portion thereof or interest therein.

            11. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class certified mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to any other recipient at the address indicated on the signature pages hereof, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, when received if sent by U.S. mail and one day after deposit with a reputable overnight courier service.

            12. This Agreement, together with the other agreements dated the date hereof to which Employee is a party relating to the transactions contemplated by the Recapitalization Agreement, shall serve as the entire agreement of the parties concerning the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, but not limited to, the Separation Agreement dated June ___, 2000, executed and delivered in connection with the

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Recapitalization Agreement, which Separation Agreement is hereby terminated and is of no force and affect.

            13. Each party agrees that such party shall not make or publish any statement (orally or in writing), or instigate or assist or participate in the making or publication of any statement that would libel, slander, or disparage (whether or not such disparagement legally constitutes libel or slander) or expose to contempt or ridicule the other party. For purposes of the preceding sentence, the Company shall be deemed to have made (and shall be deemed to be responsible for) all statements made by its Chief Executive Officer or its Chief Operating Officer or any other authorized officer or agent speaking on behalf of the Company in the capacity of an authorized representative or any authorized officer or agent of Meridian, HSA Properties, Newco, or SDI speaking on their behalf in the capacity of an authorized representative. The provisions of this
Section 13 shall not apply to any statement made in connection with any legal or administrative proceeding or otherwise required by law.

            14. This Agreement shall be binding upon and inure to the benefit of the respective successors, heirs, assigns, administrators, executors and legal representatives of the parties and other Persons described in this Agreement.

            15. This Agreement shall be deemed to have been executed and delivered within the State of Georgia and the rights and obligations of the parties shall be construed and enforced in accordance with, and governed by, the laws of the State of Georgia without regard to that state's rules regarding conflict of laws. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning and not strictly for or against any of the parties.

            16. The parties agree that any dispute relating to this Agreement or Employee's employment with the Company or the termination thereof shall be submitted by the parties to, and decided by, the courts in Atlanta, Georgia.

            17. In the event that either party shall initiate legal action to enforce the terms and conditions of this Agreement, in addition to any other legal or equitable relief to which the prevailing party in such action may be entitled, the prevailing party in such action shall be entitled to recover from the other party its legal fees and other expenses reasonably incurred in connection with such action; in the event that a party shall prevail as to some but not all matters at issue in such action, each party shall be entitled to a recovery of its or his legal fees and other expenses reasonably incurred with respect to the matters as to which such party prevailed, as shall be determined by the court upon application of any party.

            18. The remedy for a breach of this Agreement shall be limited to an action for damages, and no party shall assert as a right or remedy for breach of any provision of this Agreement, the validity or unenforceability of any other provision of this Agreement.

            19. EMPLOYEE HAS BEEN ADVISED AND ENCOURAGED BY THE COMPANY TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT. EMPLOYEE AFFIRMS THAT HE HAS CAREFULLY READ AND FULLY

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UNDERSTANDS THIS AGREEMENT, HAS HAD SUFFICIENT TIME TO CONSIDER IT, HAS HAD AN
OPPORTUNITY TO ASK QUESTIONS AND HAVE IT EXPLAINED, AND IS ENTERING INTO THIS AGREEMENT FREELY AND VOLUNTARILY, WITH AN UNDERSTANDING THAT THE GENERAL RELEASE WILL HAVE THE EFFECT OF WAIVING ANY ACTION OR RECOVERY HE MIGHT PURSUE FOR ANY CLAIMS ARISING ON OR PRIOR TO THE DATE OF THE EXECUTION OF THIS AGREEMENT.


                        [SIGNATURE PAGE FOLLOWS.]

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            IN WITNESS WHEREOF, the parties have executed this Agreement on this date or dates set forth below.

                                    U.S. FRANCHISE SYSTEMS, INC.


/s/ Neal Aronson                    By: /s/ Stephen D. Aronson
--------------------                   ------------------------------
Neal Aronson                        Name: Stephen D. Aronson
                                         ----------------------------
                                    Its: VP/General Counsel

[Address]                           13 Corporate Square, Suite 250
                                    Atlanta, Georgia 30329



Subscribed and sworn to before      Subscribed and sworn to before
me this __________ day of           me this 18th day of
___________________ 2000.           September 2000.

                                    /s/ Lesley Friedman
-----------------------------       ------------------------------
        Notary Public                     Notary Public

                                SCHEDULE A


1. Medical insurance plan coverage for Employee and his dependents continued at the cost of the Company for a period of 16 months from and after the Ending Date; provided, however, that such coverage shall cease if Employee becomes eligible for similar coverage provided by another employer.

2.    A cash payment in the amount of $350,000.00 payable on the Ending Date.

3. Reimbursement for any and all documented employee business expenses not yet reimbursed as of the Ending Date, subject to the Company's normal reimbursement policies.

4. Employee shall be entitled to request and receive from the Company at the Company's expense office space determined by the Company at the Company's headquarters, use of phone services and customary office support services for a period of 30 days following the Ending Date.

5. Reimbursement of the reasonable out-of-pocket costs of travel relating to pursuit of other employment opportunities for a period beginning on the date of this Agreement and ending 60 days after the Ending Date, up to a maximum aggregate reimbursement of $15,000.00.

6. Reimbursement of legal fees in connection with this Agreement up to a maximum amount of $10,000.00.

7 Reimbursement of relocation expenses incurred in connection with one relocation incident to his next employment position to the extent not reimbursed by such employer, up to a maximum reimbursement of $15,000.00.

8. The Company shall assign to Employee, as of the Completion Date, the Company's interest in the split-dollar life insurance insuring Employee's life and the Company shall not be obligated for any further payments with respect thereto, it being understood that neither Employee, his estate or beneficiaries shall be required to reimburse the Company for any premiums paid by the Company prior to the Ending Date, except out of the proceeds of such life insurance in the event of the Employee's death.